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                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Semotus Solutions, Inc.
San Jose, CA

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated May 1, 2000, relating to the consolidated financial statements of Datalink.net appearing in the Annual Report on Form 10-KSB for the year ended March 31, 2000.

We also consent to the reference to our firm under the caption "Experts" in the Registration Statement.

                                          /s/ BDO Seidman, LLP
                                          --------------------------------------
                                          BDO Seidman, LLP

San Jose, California
March 28, 2001